U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                     CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 10, 2005

                                     WORLD AM, INC.
                     (Exact Name of Company as Specified in Its Charter)

          Nevada                    0-30639                 90-0142757
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                  Identification No.)

        1400 West 122nd Avenue, Suite 104, Westminster, Colorado    80234
             (Address of Principal Executive Offices)             (Zip Code)

        Company's telephone number, including area code:  (303) 452-0022



             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
FISCAL YEAR

     On January 10, 2004, the Company filed a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State that had the affect of amending the articles such that the Board of Directors is authorized to decrease the issue and outstanding stock of the Company (a reverse split) without the further approval of the shareholders. This amendment did not require shareholder approval since the Company's Articles of Incorporation has previously been amended to permit the Board of Directors to amend the articles of incorporation and bylaws of the Company without further shareholder approval in the event of requirements due to a merger or acquisition. See Exhibit 3 to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.


                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: August 24, 2005                 By: /s/ James Alexander
                                       James Alexander

                               EXHIBIT INDEX

Number       Description

3 Certificate of Amendment to Articles of Incorporation, dated January 10, 2005 (filed herewith).

                                EX-3
     CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

                    Certificate of Amendment to
                     Articles of Incorporation
                   For Nevada Profit Corporation
     (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1.  Name of corporation: World Am, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article Iv: Shares of Stock (neew subparagraph (D) added):

(D) A decrease in the issued and outstanding common stock of the Company (a reverse split) can be approved by the Board of Directors without shareholder consent.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: __________________*

4.  Effective date of filing (optional):
_______________________________________________
(must not be later than 90 days after the certificate is filed)

5.  Officer Signature (required): /s/  James H. Alexander
                                  James H. Alexander, President


*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.